2006 New York Auto Analysts’ Conference R.Wagoner Jan 13, 2006
Forward Looking Statements
In this press release and in the related chart presentations and comments by General Motors’management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties.
While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the corporation’s new products; significant changes in the competitive environment and the effect of competition in the corporation’s markets, including on the corporation’s pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC’s and Residential Capital Corporation (ResCap)’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM’s and GMAC’s operations and liquidity; other factors impacting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Executing the GMNA Turnaround
Rick Wagoner Chairman & CEO

Key Focus Areas
GMNA Turnaround Delphi GMAC Sale Liquidity SEC Investigations

GM Auto Outlook
Expect another industry sales record year in 2006 Continued strong growth in AP will be catalyst GM regional outlook GME – restructuring plan on track; product portfolio strengthened; growingmulti-brand approach GMAP – take advantage of strong position and growth inChina, GMDAT; GM Holden turnaround plan GMLAAM– continued growth in South Africa, Middle East and the Andean region; implement turnaround in Brazil

GMNA Turnaround Plan
Product excellence Revitalize sales and marketing strategy Accelerate cost reductions and quality improvements Address health care burden

Product Excellence
Despite financial challenges, increased product development spending in 2005 29% of sales in 2006 fromlaunch products; higher in 2007 Success of recent launch products — - HUMMER H3, Chevrolet HHR and Impala, Pontiac Solstice, Buick Lucerne, and Cadillac DTS Favorable reaction to new full-size utilities, Saturn portfolio, and crossovers – New large pickups in late 2006/7

Revitalize Sales and Marketing
Better differentiate our GM brands – Clearly define roles of each – Bring selected brands into tighter focus with fewer products Align our distribution strategy – especially Pontiac-Buick-GMC Simple,more compelling pricing

2006 New York Auto Analysts' Conference R. Wagoner Jan 13, 2006

Structural Cost Reduction Initiative

$ 6B Structural Cost Running Rate at 2006 Year-End

$3B Health Care
- Monthly Contributions
- Deductibles
- Rx Co-Pays
- Dental
- Administrative Changes/Plan Efficiencies, etc.

$1.5B Manufacturing
- Capacity Actions
- Accelerated Attrition
- Traditional Productivity, etc.

$1.5B Other
- Engineering
- Advertising
- Salaried Headcount and Benefits
- Indirect Material, etc.

©2006 General Motors Corporation. All Rights Reserved
8

Timing of $6 Billion

Structural Cost Reduction Initiative - Next Phase
Globalization of key functions Leverage global vehicle architectures and powertrains Footprint optimization Full capacity utilization Further progress in legacy cost disadvantage Contribution margin uncertainty Further structural cost reduction From approximately 34% of revenue to 25% over the next 5 years

Key 2006 CY GMNA Financial Drivers Revenue U.S. Industry Volume / Impact of reduced fleet on revenue/unit U.S. Inventory Net Pricing Product Mix Cost Material Cost Health Care Capacity Related Other Structural Cost Pension Asset Returns Discount Rate

GMNA in 2007
“Sweet Spot” of product cycle $6B Structural cost reduction in place; will grow Further supplier footprint optimization Working to reduce $2B Delphi penalty Further leveraging global product development UAW Negotiations — - both opportunity and risk

Summary
Top priority for 2006 is execution of GMNA turnaround plan $7B Cost reduction is good start; more opportunity going forward GM expects improved financial results in 2006 and 2007

In this press release and in the related chart presentations and comments by General Motors’management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the corporation’s new products; significant changes in the competitive environment and the effect of competition in the corporation’s markets, including on the corporation’s pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC’s and Residential Capital Corporation (ResCap)’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM’s and GMAC’s operations and liquidity; other factors impacting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Forward Looking Statements 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 © 2006 General Motors Corporation. All Rights Reserved 1 Mark LaNeve GMNA Vice President Vehicle Sales, Service and Marketing

U.S. Sales and Marketing Update 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 2

Sales and Share Summary Divisional Launch Performance Brand Summary/Launch Cadence 2006 Revenue and Pricing Enhancements BPG Alignment Agenda 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

Cadillac, HUMMER, Saab, Saturn all had increases Chevrolet off 3%, number one brand Best Full-Size Pickup CY since 1978 Total GMcrossover volume (HHR, Equinox, VUE, Torrent, Rendezvous, SRX) was 362k units in 2005, an increase of 81k units over 2004 Decline in Daily Rental volume and employee business accounted for .3 ppt of share loss Sales %Change Share Pt. Change GM 4,517,730 (4.0)% 25.9 (1.3) Ford 3,168,951 (4.9)% 18.2 (1.1) DCX 2,675,372 4.8% 15.3 0.5 Toyota 2,264,551 9.8% 13.0 1.1 Honda 1,462,472 4.9% 8.4 0.3 Nissan 1,079,172 9.1% 6.2 0.5 VW 311,214 (7.2)% 1.8 (0.1) Hyundai 455,012 8.7% 2.6 0.2 Kia 275,851 2.1% 1.6 0.0 2005 Sales and Share 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 4

December Chevrolet HHR and Cobalt sales set monthly record 2005 Chevrolet Cobalt sales up 9% vs. 2004 Cavalier Chevrolet Equinox sales up 55% vs. 2004 Sold over 5,800 Buick Lucernes in December (first full month) 2005 retail Buick LaCrosse sales were up 10% versus 2004 retail Regal/Century 2005 retail Pontiac G6 sales were 22% higher vs. 2004 retail Grand Am December Pontiac Torrent and Solstice, bestmonth since launch 2005 Cadillac STS sales up 890% vs. 2004 Seville December HUMMER H3 sales bestmonth since launch Divisional Launch Performance 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 5

1. Clearly differentiate all divisional brands and roles 2. Go to market as the “Value Leader” 3. Focus on majormetro key markets 4. Become a consistent world-class retail channel 5. Improve customer service retention to drive vehicle repurchase loyalty U.S. Market Growth Plan 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 6

1. Clearly differentiate all divisional brands and roles 2. Go to market as the “Value Leader” 3. Focus on majormetro key markets 4. Become a consistent world-class retail channel 5. Improve customer service retention to drive vehicle repurchase loyalty U.S. Market Growth Plan 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

Incentives have diminishing return on incremental sales volume Poor resale value, which leads to higher GM residual support Heavy reliance on large corporate campaigns, which drives inconsistency and diminishes brandmessaging More emphasis on the “deal” versus a focus on our competitive advantages and capabilities Not price competitive on 3rd party web sites ISSUES: Go to Market as the Value Leader 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 8

2006 New York Auto Analysts' Conference M. LaNeve Jan 13, 2006

Go to Market as the Value Leader

ACTION PLANS:

Step #1 -Developed compelling price points for our launch products (e.g., Chevrolet Cobalt, Pontiac Solstice, HUMMER H3)

Step #2 -Pursue a major price repositioning move on all Chevrolet*, Buick, GMC* and most Pontiac and Cadillac products

- Largest price repositioning in the industry, affecting 87% of our models and approximately 90% of retail sales volume (including 2005 CY price repositioning)
- Requires discipline and Dealer support
- Result: GM will offer more value than any competitor, segment by segment

*Light Duty Trucks only

©2006 General Motors Corporation. All Rights Reserved
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2006 New York Auto Analysts' Conference M. LaNeve Jan 13, 2006

Revenue and Pricing Enhancements

- Pricing – Further simplify and eliminate complicated incentive offers
  - Continue downward trend in incentive spending started with 2006 models enabling compelling MSRP's for all critical products
  - Dealer margin reduction to assist as we move transaction price closer to MSRP
- Messaging
  - An opportunity to break through on product messages
    - Divisional campaigns that focus on product, superiority proof points, and MSRP comparisons
  - More edge and punch on a brand/product basis
  - Significant emphasis with on-line shopping and 3rd party sites
  - Launched with significant media in the January 2006 timeframe

©2006 General Motors Corporation. All Rights Reserved
10

$19,265 $20,100 $22,085 Silverado $19,265 F-150 $20,100 Ram $22,085 2006 Silverado Reg Cab 2WD-long box IntelliChoice-Current Price Comparison 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

$16,990 $20,100 $22,085 Silverado $16,990 F-150 $20,100 Ram $22,085 2006 Silverado Reg Cab 2WD-long box IntelliChoice-Future Price Comparison 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 12

– More horsepower than Toyota and Honda – More cargo volume than Toyota and Honda – Tighter turning radius than Toyota and Honda – More rear seat head room than Toyota and Honda – More front seat leg roomthan Toyota Competitive Advantages (potential advertising claims) Current Proposed Cobalt Cobalt Corolla Civic LSCoupe LSCoupe CESedan DXCoupe MSRP (Incl. DFC) $14,490 $12,990 $14,545 $14,910 Fuel Economy 26/35 26/35 32/40 30/38 (City/Hwy) Horsepower 145 145 126 140 Competitive Compare Small Car 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

– Panoramic roof – Longest wheelbase – Most rear leg room – Factory remote start – Turning radius Competitive Advantages (potential advertising claims) Current Proposed G6 G6 Altima Accord Base Base Base w/ 2.5L Value Package MSRP (Incl. DFC) $17,990 $16,990 $18,255 $18,775 Fuel Economy 23/34 23/34 24/31 26/34 (City/Hwy) Horsepower 167 167 175 166 Competitive Compare Mid Car 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

– Better fuel economy than Camry and Accord – More standard horsepower than Camry – Six passenger seating versus five passenger seating on Camry and Accord – Produced at Oshawa 1, the second highest ranked plant in the 2005 J.D. Power Initial Quality Study Competitive Advantages (potential advertising claims) Current Proposed Impala Impala Camry Accord LS LS LEV6 3.0 LX MSRP (Incl. DFC) $21,990 $20,990 $23,320 $25,650 Fuel Economy 21/31 21/31 20/28 20/29 (City/Hwy) Horsepower 211 211 190 244 Competitive Compare Mid Car-Impala 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 15

– Segment leading horsepower (5.3L V8) – Segment leading fuel economy – Segment leading aerodynamics (coefficient of drag) which improves fuel economy – Quietest interior of any full-size SUV – E85 Capable Competitive Advantages (potential advertising claims) Current Proposed 2006 MY 2007 MY Tahoe Tahoe Expedition Sequoia MSRP (Incl. DFC) 4.8L $36,790 $32,990 MSRP (Incl. DFC) 5.3L $37,590 $33,990 $33,480 $33,425 Fuel Economy 16/20 16/22 14/19 15/18 (City/Hwy) Horsepower 285 320 300 273 Competitive Compare Full-Size Utilities 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

2006 New York Auto Analysts' Conference M. LaNeve Jan 13, 2006

2007 GMC Yukon Price Announcement

- Available this spring
- New interior/exterior design, new chassis
- StabiliTrak and OnStar
- Optional features include:
  - Power lift gate, 20" wheels and tires, rear camera system, rain sensing windshield wipers, segment-exclusive power fold and tumble second row seats
- Segment leading fuel economy -- est. MPG 16 city/22 hwy
  - Standard Active Fuel Management
  - Available E85 capability

Starting price of $34,690 (5.3L V8), nearly $3,290 less than the model it replaces

©2006 General Motors Corporation. All Rights Reserved
17

Incentive spending trends will be down Visible incentives significantly reduced as proven on recent launch vehicles (e.g., HHR, Solstice, DTS) Consulted with ALG, residual projections in line and will trend positive 3rd party websites have been engaged – Specific use of their comparison tools for our Divisions Current Dealer inventory will have supplemental window stickers Comprehensive Dealer education tour has begun National Dealer Council is supportive Revenue and Pricing — Summary 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

1. Clearly differentiate all divisional brands and roles 2. Go to market as the “Value Leader” 3. Focus on majormetro key markets 4. Become a consistent world-class retail channel 5. Improve customer service retention to drive vehicle repurchase loyalty U.S. Market Growth Plan 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 19

Everything begins with product, but it doesn’t stop there Great brands are built on equal parts – Product – Image/Value – Dealer/Retail Experience SIMPLIFY Running the Business 2006 New York Auto Analysts’ Conference M. LaNeve Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

In this press release and in the related chart presentations and comments by General Motors’management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the corporation’s new products; significant changes in the competitive environment and the effect of competition in the corporation’s markets, including on the corporation’s pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC’s and Residential Capital Corporation (ResCap)’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM’s and GMAC’s operations and liquidity; other factors impacting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Forward Looking Statements 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2 006 General Motors Corporation. All Rights Reserved 1

Gary White GMNA Vice President and Vehicle Line Executive, Full-Size Trucks Product Excellence: Full-Size Truck Portfolio 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 2

GMSegment Share Volume (000s) 0% 20% 40% 60% 80% 100% 0 200 400 600 800 1,000 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997 1996 1995 Full-Size SUV Market Dynamics U.S. Large Utility Segment (Includes Large Luxury SUVs) A Generation of Leadership 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

Continue to excel in key customer attributes Spaciousness/Passenger Capacity Safety Power and Performance Towing/Hauling Capability Competitive Activity Impact of Regulations Social Acceptability The Mission: A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 4

Up the ante... Exterior styling/differentiation Set new standards for interiors Best overall driving experience Maintain the broadest portfolio line-up Add key standard and optional features The Mission: A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 5

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger –More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 6

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Key Exterior Attributes

All major body components and sheet metal are new

Clear differentiation among divisions

- Unique front sheet metal, headlamps
- Unique full-wrap fascias – front and rear
- Unique tail lamp executions

©2006 General Motors Corporation. All Rights Reserved
8

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Key Exterior Attributes

Body gaps/flushness

- Improved fit and finish
- Reduction in all body gaps

Leaner, tauter look

- Faster windshield angle
- Wider track
- Larger wheels
- Lowered stance
- Full fascias
- Drag coefficient .363

©2006 General Motors Corporation. All Rights Reserved
9

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 10

Refined appearance Premium materials Low gloss levels Controls are “black tie” elegant Perceptual quality Fits/flushness: 1 mm Seat close-out panels Noexposed fasteners Brand-specific cues Set New Standards Interior 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

More spacious – efficient design/packaging I/P down and forward More storage and cargo capacity Sculpted door panels and headliner (woven fabric) Thinner seats with sculpted seat backs Increased front seat travel Increased recline angles – 1st and 2nd row More knee-room– 2nd row “Lives Bigger” Interior 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 12

2ND-ROW POWER FOLD-AND-TUMBLE SEATS Industry Exclusive: 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

Segment-leading horsepower and more torque –4.8L 290 hp/290 lb-ft –5.3L 320 hp/340 lb-ft –6.0L 355 hp/375 lb-ft –6.2L 380 hp/416 lb-ft (Denali) –6.2L 403 hp/416 lb-ft (Escalade) Segment-leading fuel economy Displacement on Demand Variable Valve Timing New Gen IV V-8 Engines Driving Experience 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 15

Unadjusted Combined FE (mpg) 15 16 17 18 19 20 21 22 4WD 2WD Armada Sequoia Expedition 900 Tahoe 2005 Tahoe 2004 Tahoe Armada Sequoia Expedition 900 Tahoe 2005 Tahoe 2004 Tahoe 18.1 19.4 18.5 21.3 19.8 18.6 17.4 18.7 18.3 20.3 19.5 18.2 Segment-Leading Fuel Economy Driving Experience 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

Midsize SUV’s Full-Size SUV’s City Hwy Cyl Disp HP Tran 2007 Tahoe 16 22 8 5.3L 320 4 2006 Tahoe 15 20 8 5.3L 295 4 Ford Expedition 14 19 8 5.4L 300 4 Toyota Sequoia 15 18 8 4.7L 273 5 Nissan Armada 13 19 8 5.6L 305 5 Nissan Xterra 16 21 6 4.0L 265 5 Kia Sorento 16 22 6 3.5L 192 5 Ford Explorer 15 21 6 4.0L 210 5 Jeep Commander 15 19 8 4.7L 235 5 Segment-Leading Fuel Economy 2WD EPA Labels Driving Experience 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

City Hwy Cyl Disp HP Tran 2007 Tahoe 15 21 8 5.3L 320 4 2006 Tahoe 15 19 8 5.3L 295 4 Ford Expedition 14 17 8 5.4L 300 4 Toyota Sequoia 15 17 8 4.7L 273 5 Nissan Armada 13 18 8 5.6L 305 5 Nissan Xterra 16 21 6 4.0L 265 5 Kia Sorento 15 20 6 3.5L 192 5 Ford Explorer 15 20 6 4.0L 210 5 Jeep Commander 15 19 8 4.7L 235 5 VW Touareg 14 18 8 4.2L 310 6 Midsize SUV’s Full-Size SUV’s Segment-Leading Fuel Economy 4WD EPA Labels Driving Experience 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Driving Experience

Transmissions

New Hydra-Matic 6-speed automatic

- More low-end torque & two overdrive gears
- Tap up/down shifting

4L60E four-speed automatic

- Input speed sensor for better shift control
- NVH improvements

©2006 General Motors Corporation. All Rights Reserved
19

Lives bigger – Drives smaller Athleticism of Nissan without the harshness Suppleness of Toyota without the vagueness Isolation of Ford without the heaviness Objectives Driving Experience 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Driving Experience

Segment-Leading Ride and Handling

Stiffer fully-boxed frame with new hydroformed front and rear sections

New coil-over-shock front suspension

Refined 5-link rear suspension

New rack-and-pinion steering

New brake system

©2006 General Motors Corporation. All Rights Reserved
21

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 22

Occupant Protection Robust frame & body structure –Improved compatibility with smaller vehicles Standard dual stage front airbags Roof-mounted head curtain airbags with tethers –3 modes of deployment – Industry First Rear impact safety belt pretensioner sensors – Industry First 360-Degree Safety Perimeter Safety 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 23

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Safety

Driver Control

- Standard StabiliTrak with rollover mitigation technology
- Wider front and rear tracks
- Improved braking performance

Enhanced Protection

- Rear park assist
- Rear camera system
- Remote start
- Standard OnStar

©2006 General Motors Corporation. All Rights Reserved

24

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 25

Initial Quality Continue J.D. Power IQS leadership Long-Term Quality Quality Leadership Perceptual Quality Consumer Reports “Recommended Buy” J.D. Power VDS Leadership in perceptual quality Build On Quality/Reliability Record 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 26

Comprehensive Safety Quality/Reliability Depth & Breadth Exterior Styling Differentiation Proportions Execution & Refinement Interior Refinement Driving Experience Set New Standard in Refinement Lives Bigger – More Spacious Functional & Versatile Performance/ Fuel Economy Drives Smaller Ride/Handling/ Braking 360 Degree Protection Driver Control Personal Security Perceptual Quality Build on current Track Record Features/Options Continue All Derivatives A New Generation... 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 27

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

New Features/Options

Power liftgate

Power articulating running boards

Remote start

Rear camera system

Rain sensing wipers

IntelliBeam headlamps (Escalade)

Heated and cooled seats (Escalade)

Heated 2nd row seats

Heated windshield washer fluid

Heated steering wheel (Escalade, Denali)

©2006 General Motors Corporation. All Rights Reserved
28

2006 New York Auto Analysts' Conference G. White Jan 13, 2006

Depth and Breadth

2006

Q1	Q2	Q3	Q4
Tahoe, Yukon/Denali, Escalade	Suburban, Yukon XL, Denali XL Escalade ESV, Avalanche, Escalade EXT	Chevrolet Z71, 4.8L (2WD), 6.0L (non-lux LWB) 2WD Escalade	Light-Duty Pickups

6 Months

©2006 General Motors Corporation. All Rights Reserved

29

2007 Q2 Q1 Q3 Q4 Heavy Duty Pickup Tahoe & Yukon Hybrids (Two-Mode) Depth and Breadth 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 30

Two-mode hybrid system 25 percent increase in fuel economy Comparable SUV capability Tahoe & Yukon – Q4 2007 Escalade – Q3 2008 Full-Size SUV Hybrids 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 31

Motor Trend – “The technological advances are compelling—but the Tahoe’s most critical changes are to the interior. It’s nothing short of stunning... the Tahoe’s cabin can be described as elegant.” Car and Driver – “Everything we didn’t like about the previous Tahoe has been addressed in the 2007 model. It’s an impressive vehicle that needn’t make any apologies...” Car Connection.com – “I have not been as impressed with a new GM vehicle in 15-plus years of covering the industry and test-driving new cars. This new Tahoe is a magnificent SUV. Inside, there’s an interior you simply will not believe until you open the door and see for yourself. It’s stunning.” Ward’s – “...this SUV enjoys admirable stability and handling, not to mention precise cornering. Generally speaking, it ‘drives small’...” AutoWeek – “We were pleasantly surprised overall with our day in the Tahoe. It’s a level of refinement on scale with the best of the competition...” Early Media Feedback 2006 New York Auto Analysts’ Conference G. White Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 32

2006 New York Auto Analysts' Conference G. White Supplemental Charts Jan 13, 2006

A New Generation of Full-Size SUVs

Exterior Styling

Proportions
- Track width (+3" front/+1" rear)
- Windshield angle (50° to 57°)
- Wheel-to-body relationship

Differentiation
- Specific FESM/lamps/fascias
- Specific Cadillac doors

Execution & Refinement
- Full-wrap fascias
- Push/push fuel door
- In glass radio antenna
- Gaps/fit
  - Reduced to 4 mm
  - Eliminated 30mm gap at front bumper/fender

Interior Refinement

Set New Standard
- Tasteful styling
- Premium materials
- Low gloss levels
- Fits/Finish/Flushness
  - Gaps reduced to 0.5-1.0 mm
- Improved seat closeouts
  - No exposed seat hardware
- Specific Cadillac interior

Lives Bigger
- Comfort
  - New seat construction
  - Belts to body
- Spaciousness
  - I/P down & forward (5.75")
  - Huge storage bins (20.1 liter)
  - Seats – longer travel (20mm), more recline (20°), sculpted back panels (1" improved 2nd row knee room)
  - Increased cargo capacity

Functional & Versatile
- Improved entry/egress
- Overall storage – glovebox 25% larger with damped door

Driving Experience

Performance
- Segment-leading horsepower AND fuel economy
- New Gen IV V8 engines
  - DoD
  - Aluminum block (select models)
  - Variable Valve Timing (select engines)
- New 6-speed automatic transmission
  - Escalade & Denali

NVH
- World class acoustics
  - Idle noise, highway noise
  - Excellent CR noise rating

Drives Smaller:
Ride, Handling & Braking
- New frame
  - Increased strength & structure
- Wider track (+3" front/+1" rear)
- New coil-over-shock front suspension
- Rack & pinion steering
- Refined 5-link rear suspension
- Larger 4-wheel disc brakes with improved brake feel and effectiveness
  - 50% stiffer calipers
  - Greater swept area (55 sq in)
  - Improved stopping distance

Comprehensive Safety

360 Degrees of Protection
- Occupants (5 Star anticipated)
- Roof rail airbags – all seating rows
- Vehicle-to-vehicle compatibility
- People around vehicle
  - Ultrasonic rear park assist
  - Rear camera system (1st GM offering)

Driver Control
- Standard VSES with rollover mitigation technology (55 mph fish-hook capable)
- Improved ride, handling, braking

Personal Security
- OnStar, remote start, perimeter lighting

QRD

Perceptual Quality
- Gloss, efforts, fits

Build on GMT800 Track Record
- Initial quality – JD Power IQS
  - Beat Toyota (5 years)
  - Swept 1 & 2 (3 years)
- Long term reliability
  - JD Power Vehicle Dependability Study
  - Consumer Reports "Recommended Buy"

Depth & Breadth

Continue All GMT800 Derivatives
- Bodystyles (3)
- Wheelbases (2)
- Light & heavy duty
- Brands (3)
- Models (12)
- Powertrain (7)

New Features/Options:
- Power lift-gate
- Remote start
- Power 2nd row fold/tumble seats
- Power articulating running boards
- Rear camera system
- Heated windshield washer fluid (std Cadillac/Denali)
- Heated seats
- Heated steering wheel (opt Cadillac/Denali)
- Rain sensing wipers

©2006 General Motors Corporation. All Rights Reserved
i

Midsize SUV’s Full-Size SUV’s City Hwy Cyl Disp Tran 2007 Tahoe 16 22 8 5.3L 4 2006 Tahoe 15 20 8 5.3L 4 Ford Expedition 14 19 8 5.4L 4 Toyota Sequoia 15 18 8 4.7L 5 Nissan Armada 13 19 8 5.6L 5 Dodge Durango 15 20 8 5.7L 5 Toyota 4Runner 17 20 8 4.7L 5 Nissan Xterra 16 21 6 4.0L 5 Kia Sorento 16 22 6 3.5L 5 Ford Explorer 15 21 6 4.0L 5 Jeep Commander 15 19 8 4.7L 5 2WD EPA Labels Fuel Economy Comparison Competitive information is 2006 MY data from www.fueleconomy.gov 2006 New York Auto Analysts’ Conference G. White Supplemental Charts Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved ii

City Hwy Cyl Disp Tran 2007 Tahoe 15 21 8 5.3L 4 2006 Tahoe 15 19 8 5.3L 4 Ford Expedition 14 17 8 5.4L 4 Toyota Sequoia 15 17 8 4.7L 5 Nissan Armada 13 18 8 5.6L 5 Dodge Durango 14 19 8 5.7L 5 Toyota 4Runner 16 19 8 4.7L 5 Nissan Xterra 16 21 6 4.0L 5 Porsche Cayenne 15 19 6 3.2L 5 Kia Sorento 15 20 6 3.5L 5 Ford Explorer 15 20 6 4.0L 5 Jeep Commander 15 19 8 4.7L 5 Mitsubishi Montero 15 19 6 3.8L 5 VW Touareg 14 18 8 4.2L 6 Midsize SUV’s Full-Size SUV’s 4WD EPA Labels Fuel Economy Comparison Competitive information is 2006 MY data from www.fueleconomy.gov 2006 New York Auto Analysts’ Conference G. White Supplemental Charts Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved iii

Exhibit 99.1
2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC
Forward Looking Statements In this press release and in the related chart presentations and comments by General Motors Acceptance Corporation’s (“GMAC”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors (“GM”), our parent, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and Residential Capital Corporation (“ResCap”) and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation’s markets, including on the corporation’s pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM’s contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries’ qualified U.S. defined benefits pension plans; restrictions on ResCap’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forwardlooking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 1

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 GMAC
Eric Feldstein Chairman, GMAC 2006 Business Outlook 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 2

$Millions 2005 Prelim. 2005 Target 2004 2003 2002 2001 2000 1999 0 500 1,000 1,500
2,000 2,500 3,000 3,500 $2,500 $2,913 $2,793 $1,870 $1,786 $1,602 $1,527 Consolidated Net Income 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 2005 Dividends $2.5 Billion 2005 Prelim. 2005 Target 2004 2003 2002 2001 2000 1999 0 500 1,000 1,500 2,000 2,500
3,000 3,500 $2,500 $2,913 $2,793 $1,870 $1,786 $1,602 $1,527 Consolidated Operating Earnings 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 4

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC 2005 Challenges

- Credit rating downgraded below investment grade
  - Several additional GM/GMAC rating downgrades incurred
- GMAC borrowing spreads climbed to unprecedented levels
- Short-term interest rates trended upward
  - Yield curve flattened

©2006 General Motors Corporation. All Rights Reserved
5

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Mortgage/Insurance Financing 2001 2005 Estimate* 30% 70% 60% 40% * Excluding goodwill impairment charges Earnings Mix – Business Diversification 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 6

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
* Income outside U.S. and Canada ** Compound Annual Growth Rate International Net Income* ($Millions) 2001 2005E CAGR** Financing 192 400 20% Mortgage 72 190 27% Insurance 9 50 57% Total 273 640 24% Earnings Mix – Geographic Diversification 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Leadership positions across all major
sectors – #1 in Auto Finance – Top 10 player in Mortgage – #1 provider of Extended Warranty – #1 provider of Dealer Inventory Insurance Tremendous asset origination capability World-class servicing operations Well-managed risk profile Global franchise spanning 40 countries Create Premier Global Finance Company Strategic Vision 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 8

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Strategic Vision

Create Premier Global Finance Company

Business Strengths Achieved	Business Strengths Lacking
(+) Leadership positions across all major sectors	(−) Investment grade rating
(+) Tremendous asset origination capability	(−) Balance sheet capacity
(+) World-class servicing	(−) Competitive funding cost
(+) Well-managed risk profile	
(+) Global franchise	

©2006 General Motors Corporation. All Rights Reserved
9

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Strategic Vision

Create Premier Global Finance Company

GMAC Business Strengths	⟷	Strategic Partner Strengths
⊞ Leadership positions across all major sectors		⊞ Investment grade rating
⊞ Tremendous asset origination capability		⊞ Balance sheet capacity
⊞ World-class servicing		⊞ Competitive funding cost
⊞ Well-managed risk profile		⊞ Operational synergies
⊞ Global franchise		

©2006 General Motors Corporation. All Rights Reserved
10

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Strategic mission – Support GM vehicle sales with wholesale and retail auto financing Economic Mission – Provide GM with a favorable return on its capital invested in GMAC With or without an investment grade rating, GMAC is well-positioned to carry out its dual mission this year GMAC 2006 Mission 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC *Strategic and Economic Objectives – 2006*

	With Investment Grade Rating	Without Investment Grade Rating
Strategic: Provide auto financing to support GM vehicles	■ Originate retail and wholesale assets at competitive funding costs	■ Advance "Originate/ Sell" model
Economic: Provide GM with superior return on its GMAC investment	■ Growth in asset base ■ Growth in earnings ■ Increased capital requirement	■ Reduced asset base ■ Lower earnings ■ Reduction in capital required
	Superior RoE	*Adequate RoE*

©2006 General Motors Corporation. All Rights Reserved
12

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations Insurance Operations
Business Outlook – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$ Billions 0.0 1.0 2.0 3.0 4.0 5.0 2005E 2004 2003 2002 2001 $4.2 $4.1 $3.9 $3.6 $2.7 Memo: International (%) 3.0 11.6 11.8 14.2 14.2 Insurance Premium/Revenue 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC *Insurance Business Lines – Competitive Advantages*

- Extended warranty
  - Leverage GMAC's link to the manufacturer
- Dealer inventory insurance
  - Leverage GMAC's deep and long-standing dealer relationships
  - Bundling of insurance with floorplan financing
- Personal lines
  - Niche marketing to affinity groups including GM family and GM customers
- Minimal funding requirements

©2006 General Motors Corporation. All Rights Reserved
15

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
G G G G Operating Trends Insurance Premium Growth Underwriting Performance Growth in International Markets
Income fromInvestment Portfolio ($ Billions) 1/1/03 1/1/04 1/1/05 1/1/06E Market Value of $5.0 $6.2 $7.3 $7.7 Investment Portfolio Insurance Operations 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 0 100 200 300 400 2005E 2004 2003 2002 $329 $179 $87 Insurance Net Income 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations
Insurance Operations Business Outlook – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$Millions 0 200 400 600 800 1,000 2005E 2004 2003 2002 2001 $904 $912 $319 $152 * Source: Fannie Mae Industry Volume* ($ Trillions) ResCap Net Income 2.2 2.8 3.8 2.7 2.7 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 19

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Originations ($ Trillions) Debt Outstanding ($ Trillions)
0.0 2.0 4.0 6.0 8.0 10.0 12.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Mortgage Debt Outstanding Industry Originations $9.7 $9.7 $9.7 $9.0 $8.1 $7.1 $6.3 $5.6 $2.2 $2.2 $2.2 $2.7 $2.7 $3.8 $2.8 $2.2 $3.8 $2.8 Source: Fannie Mae
U.S. Residential Mortgage Market 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC Firewall: Governance and Dividend Limitation 100% Owned Investment Grade Rating Non-Investment Grade Rating ResCap Stand-Alone Credit Rating ResCap 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 21

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Financing Operations Mortgage Operations Insurance Operations Business Outlook –
2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 22

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Asset Base Net Margins Financing Net Income Capital Required RoE Decline Likely To Be Mitigated Financing Operations – 2006 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 23

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
0.00% 0.50% 1.00% 1.50% 2.00% ’05E ’04 ’03 ’02 ’01 ’00 ’99 ’98 ’97 ’96 ’95 0.88% 0.91% 1.00% 0.86% 0.83% 0.69% 0.67% 0.97% 1.56%
1.77% 1.09% U.S. Retail Credit Quality U.S. Net Charge-offs as % of Retail Managed Assets* * Includes Retail and SmartBuy 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 24

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
0.0% 1.0% 2.0% 3.0% 4.0% Repossessions 30-Day Delinquencies ’05E ’04 ’03 ’02 ’01 ’00 ’99 ’98 ’97 ’96 ’95 * Includes Retail, SmartBuy and SmartLease Frequency of Loss* As a % of Number of Serviced Accounts Outstanding U.S. Retail/Lease Credit Quality 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 25

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
36-Month Leases 2005E 2004 2003 2002 2001 2000
$12,000 $12,500 $13,000 $13,500 $14,000 $14,500 $15,000 $14,392 $14,182 $13,313 $13,237 $13,558 $13,437 Memo: Total SmartLease 460 580 738 611 465 287 Terminations (Units 000’s) Adjusted for Vehicle Mix Sales Proceeds on Scheduled U.S. Lease Terminations 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 26

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC
Liquidity 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 27

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
* Includes $4.2B in cash invested in a portfolio of highly liquid marketable securities Large cash balance maintained – $20 billion* at year-end 2005 Cultivated large market for auto whole loan sales across the full credit spectrum – Up to $64 billion of purchase commitments secured for the next five years Many other innovative funding channels established Strong Liquidity Position
2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 28

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Unsecured Funding Secured Funding & Whole Loan Sales 90% 10% Note: Represents domestic auto finance only $41 Billion 2005 U.S. Term Funding 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 29

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Unsecured Funding Whole Loans MoneyMarket Investors Term Investors Secured Funding & Whole Loan Sales 10% 35% 42%
13% (90%) (10%) Note: Represents domestic auto finance only 2005 U.S. Term Funding $41 Billion 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 30

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
$ Billions Under 3 Years Under 2 Years Under 1 Year Under 6 Months Under 3 Months 0 25 50 75 100
125 150 Interest-Earning Assets Interest-Bearing Liabilities $59 $29 $66 $44 $79 $60 $101 $85 $122 $100 Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of September 30, 2005 Consolidated Asset and Liability Maturities 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 31

2006 New York Auto Analysts' Conference E. Feldstein Jan 13, 2006

GMAC Summary

- GMAC continues to post strong earnings despite difficult challenges
- Business outlook for Financing, Insurance and Mortgage remains bright
  - Major operating metrics trending favorably

©2006 General Motors Corporation. All Rights Reserved
32

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
GMAC continues to maintain adequate liquidity position – Funding needs being met through various forms of secured funding and whole loan sales In 2006, GMAC will seek to execute a business plan under which: – GMAC would support GM vehicle sales with a broad range of auto financing activities – GM would earn attractive returns on its GMAC investment Summary 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 33

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Supplemental Chart 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 34

2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006
Note: U.S. Automotive Operations (excludes Nuvell and GMAC AB) * Total Assets-Secured Assets-Other Liabilities-Intangible Assets Asset Coverage Ratio continues to adequately protect unsecured debt holders despite increase in secured funding – Although unencumbered assets have declined, asset coverage ratio remains stable-to-higher as unsecured debt levels decline even more rapidly ($ Billions) 2004 2005 2006
Unencumbered Assets* 139 113 Unsecured Debt 119 93 Asset Coverage Ratio 117% 122% Stable-to-Higher Structural Subordination Analysis 2006 New York Auto Analysts’ Conference E. Feldstein Jan 13, 2006 ©2006 General Motors Corporation. All Rights Reserved 35